SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): FEBRUARY 24, 1997
                                                  -----------------


                                    RTI INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          NEW YORK                     0-5887              11-2163152
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission          (IRS Employer
     of Incorporation)              File Number)       Identification No.)




     P.O. BOX 3044, 301 ANTONE STREET, SUNLAND PARK, NEW MEXICO         88063
--------------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (505) 589-5431


                108 LAKE DENMARK ROAD, ROCKAWAY, NEW JERSEY 07866
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
         -------------------------------------------

         The following financial information is being filed as part of this report:

         DESCRIPTION                                                                        PAGE NO.
         -----------                                                                        --------
         Independent Auditor's Report of Little, Roberts & Co., P.C. to
         the Board of Directors of Quality Air, Inc., dated March 24, 1997                     F-1

         December 31, 1996 Balance Sheet of Quality Air Inc.                                   F-2

         Notes to Financial Statements                                                         F-4

         RTI Inc. ("RTI") is unable to file audited statements of operations, stockholders' equity and cash flows of Quality Air Inc. ("QAI") for the each of the two years in the period ended December 31, 1996 as RTI has been advised that sufficient back-up documentation is unavailable to permit the preparation thereof and that such documentation is not attainable.

(b)      PRO FORMA FINANCIAL INFORMATION
         -------------------------------

         On February 24, 1997, RTI, through its wholly-owned subsidiary, consummated the acquisition (the "QAI Transaction") of substantially all of the assets of QAI, upon the terms previously disclosed.

         The following unaudited pro forma condensed consolidated balance sheet is based upon RTI's audited December 31, 1996 consolidated balance sheet and has been adjusted to give effect to the QAI Transaction. The unaudited pro forma condensed consolidated balance sheet combines RTI's consolidated balance sheet as of December 31, 1996 with certain adjustments described in the accompanying notes, as if the QAI Transaction had occurred on December 31, 1996.

         The unaudited pro forma condensed consolidated balance sheet does not purport to represent RTI's actual results had the QAI Transaction occurred on or prior to December 31, 1996. The pro forma adjustments described in the accompanying notes give effect to available information and assumptions that RTI management believes are reasonable. The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with RTI's historical consolidated financial statements and the notes thereto contained in RTI's Annual Report on Form 10-KSB for the year ended December 31, 1996.

                                    RTI INC.
                CONDENSED CONSOLIDATED BALANCED SHEET (UNAUDITED)
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                     Pro Forma
                                   RTI Inc. &       Adjustments       Pro Forma,
Description                      Subsidiaries         (Note)         as adjusted
-----------                      ------------         ------         -----------
ASSETS:
Current:
  Cash and cash equivalents .......   $  2,578    $     51(a)        $  2,629
  Accounts receivable (net) .......         --         189(a)             189
  Inventories .....................         --         244(a)             244
  Restricted deposits .............        483          --                483
  Prepaid expenses and other ......         28           6(a)              34
                                      --------    --------           --------
     TOTAL CURRENT ASSETS .........      3,089         490              3,579

Property, plant & equipment .......        476         131(a)             607
Note receivable ...................        670        (670(b)              --
Due from affiliated companies .....         --         137(a)             137
Goodwill ..........................         --         975(c)             975
Other assets ......................          9          48(c)              58
                                      --------    --------           --------
     TOTAL ASSETS .................   $  4,245    $  1,111           $  5,356
                                      ========    ========           ========

LIABILITIES:
Current:
  Accounts payable ................   $     20    $    157(a)        $    177
  Note payable ....................         --         150(a)             150
  Current portion of long-term debt         --          12(a)              12
  Accrued expenses ................         74         110(a)             184
                                      --------    --------           --------
     TOTAL CURRENT LIABILITIES ....         94         429                523

Long-term debt, net ...............        265          21(a)             286
Other liabilities .................        971          --                971
                                      --------    --------           --------
     TOTAL LIABILITIES ............      1,330         450              1,780

Stockholders' Equity:
  Common stock ....................         88          19(d)             107
  Additional paid-in capital ......     16,054         642(d)          16,696
  Deficit .........................    (13,227)         --            (13,227)
                                      --------    --------           --------
     TOTAL STOCKHOLDERS' EQUITY ...      2,915         661              3,576
                                      --------    --------           --------
     TOTAL LIABILITIES & ..........
       STOCKHOLDERS' EQUITY .......   $  4,245    $  1,111           $  5,356
                                      ========    ========           ========

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro forma adjustments giving effect retroactively to the acquisition of the assets and certain liabilities of QAI in the unaudited pro forma condensed consolidated balance sheet reflect the following:

(a) Assets and liabilities of QAI acquired by RTI in the QAI Transactions. This is reflected in an increase in assets and liabilities in the pro forma balance sheet consolidation. See also notes (b) and (c).

(b) RTI had a note receivable from QAI of $670,000 on its books as of December 31, 1996. This Note was eliminated upon the pro forma consolidation.

(c) RTI acquired all the assets QAI, including two patents and one patent pending which were in the name of an officer of QAI and were not carried on the books of QAI. The acquisitions of said patents and patent pending were accounted for in goodwill of $975,000 as of December 31, 1996.

(d) The issuance of 235,000 shares of RTI common stock (with a market value of $661,000 on February 24, 1997, the closing date of the QAI
         Transaction) in payment of the initial purchase price for the acquisition of certain assets, and assumption of certain liabilities, of QAI. This is reflected in an increase in stockholders' equity in the pro forma balance sheet consolidation.

The pro forma consolidation excludes QAI liabilities of $110,000 as of December 31, 1996 which were not assumed by RTI.


                                    * * * * *

         As set forth above, RTI is unable to file pro forma statements of operations, stockholders' equity and cash flows for the period ended December 31, 1996 as it has been advised that sufficient back-up documentation is unavailable to permit the preparation thereof and that such documentation is not attainable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RTI INC.


                                            By: /s/ THEO MULLER
                                               -----------------------------
                                                    Theo W. Muller
                                                    Chairman and Chief
                                                    Executive Officer
Date:  May 8, 1997

                           LITTLE, ROBERTS & CO., P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                        1200 Golden Key Circle, Suite 340
                                El Paso, TX 79925

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To the Board of Directors
Quality Air, Inc.


         We have audited the accompanying balance sheet of Quality Air, Inc. as of December 31, 1996. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         As explained in Note 9, the Company entered into an acquisition agreement subsequent to December 31, 1996.

         In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Quality Air, Inc. as of December 31, 1996, in conformity with generally accepted accounting principles.



LITTLE ROBERTS & CO., P.C.



March 24, 1997
El Paso, Texas

                                                               QUALITY AIR, INC.

                                                                  BALANCE SHEETS

                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------

CURRENT ASSETS
  Cash                                                          $ 51,549
  Accounts receivable, less allowance for
   uncollectible accounts of $70,614 (Note 2)                    188,858
  Accounts receivable, related parties (Note 9)                    3,716
  Inventories (Notes 1 and 3)                                    243,795
  Prepaid expenses                                                 2,529
                                                                --------

                  Total current assets                           490,447
                                                                --------

PROPERTY AND EQUIPMENT (NOTES 1 AND 4)                           151,396
  Less accumulated depreciation and amortization                  20,994
                                                                --------

                                                                 130,402
                                                                --------

OTHER ASSETS
  Due from related parties (Note 9)                              136,625
  Advance deposits                                                48,476
                                                                --------

                  Total other assets                             185,101
                                                                --------
                                                                $805,950
                                                                ========


The accompanying notes are an integral part of the financial statement.

                                                               QUALITY AIR, INC.

                                                                  BALANCE SHEETS

                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

                      LIABILITIES AND SHAREHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES
  Accounts payable                                            $   153,140
  Accounts payable, related parties (Note 9)                        4,128
  Accrued federal and state taxes                                  67,428
  Accrued expenses                                                 42,758
  Short-term financing payable (Notes 5 and 6)                    820,000
  Current maturities of installment notes
   payable (Note 7)                                                11,669
                                                              -----------

                  Total current liabilities                     1,099,123
                                                              -----------

INSTALLMENT NOTES PAYABLE (NOTE 7)                                 32,537
  Less current maturities                                          11,669
                                                              -----------

                                                                   20,868


OTHER LIABILITIES (NOTE 10)                                       110,046
                                                              -----------


SHAREHOLDER'S EQUITY
  Common stock, $100 par value; 100,000 shares
   authorized; 100 shares issued and outstanding                   10,000
  Additional paid in capital                                       90,000
  Retained earnings deficit                                      (524,087)
                                                              -----------

                                                                 (424,087)
                                                              -----------
                                                              $   805,950
                                                              ===========




The accompanying notes are an integral part of the financial statement.

                                                               QUALITY AIR, INC.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------


NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES
         --------------------------------------------------------

         NATURE OF OPERATION

         Quality Air, Inc. "The Company", was incorporated on September 27, 1993, commenced operations on January 2, 1996, and is engaged in the manufacturing, marketing and selling of residential coolers and central air conditioning equipment. The Company operates one manufacturing plant located in Sunland Park, New Mexico. In addition, the Company contracts with Maquiladora manufacturing plants in Ciudad Juarez, Mexico for manufactured goods.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         INVENTORIES

         Inventories are stated at the lower of cost or market and cost is determined by the average cost method.

         PROPERTY AND EQUIPMENT

         Depreciation of property and equipment is provided primarily using the accelerated methods. Leasehold improvements are amortized over their estimated useful lives. Routine maintenance and repair costs are charged to current operations as incurred. Amounts which materially increase values, capacities, or extend lives are capitalized. On disposal of fixed assets, cost and accumulated depreciation amounts will be removed and the resulting gain or loss included in operations.

NOTE 2.  ACCOUNTS RECEIVABLE
         -------------------

         All accounts receivable are pledged as collateral for short-term financing provided by RTI, Inc.

NOTE 3.  INVENTORIES
         -----------

         Inventories at December 31, 1996 consist of:

         Finished goods             $ 73,046
         Demo units                    1,006
         Raw materials               169,743
                                     -------

                  Total             $243,795
                                    ========

                                                               QUALITY AIR, INC.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------


         Inventories are stated at the lower of cost determined by the weighted average cost method or market. At December 31, 1996, $97,325 in raw materials were located in Ciudad Juarez, Mexico. All remaining inventory was located in the facilities of the Company. Substantially all inventory is pledged as collateral for short-term financing provided by RTI, Inc.

NOTE 4.  PROPERTY AND EQUIPMENT
         ----------------------

         The following is a summary of property and equipment at cost, less accumulated depreciation and amortization.

         Manufacturing equipment         $ 85,764
         Office fixtures and equipment     11,388
         Vehicles                          41,020
         Leasehold improvements            13,224
                                         --------
                                          151,396

         Less accumulated depreciation
           and amortization                20,994
                                         --------

         Total property and equipment    $130,402
                                         ========

         Vehicles with a cost of $41,020 are pledged as collateral for bank loans. All other property and equipment are pledged as collateral for short-term financing provided by RTI, Inc.

NOTE 5.  SHORT-TERM FINANCING-RTI, INC.
         ------------------------------

         The Company entered into a revolving credit line agreement with RTI, Inc. Terms of the agreement provide for a maximum loan availability of $720,000, and provides for 8.4% interest on the unpaid principal, with all unpaid principal and accrued interest tax payable upon 30 day written demand. During 1996, the Company received $890,000 in loan advances and repayments of $300,000 were repaid to RTI, Inc. As of December 31, 1996, the outstanding principal and interest due were $90,000 and $3,202 respectively. This credit line agreement is secured by a lien on all accounts receivable, equipment, intangibles and inventory of the Company. As further disclosed in these notes to financial statements (Note 11), RTI, Inc. is a party to an acquisition agreement with the Company dated February 24, 1997.

NOTE 6.  SHORT-TERM FINANCING-THEO MULLER
         --------------------------------

         The Company entered into a revolving credit line agreement with Theo Muller. Terms of the agreement provide for a maximum loan availability of $720,000, and provides for 8.4% interest on the unpaid principal, with all unpaid principal and accrued interest payable upon 30 day written demand. During 1996, the Company received $250,000 in loan advances and repayments of $20,000 were repaid to Theo Muller. As of December 31, 1996, the outstanding principal and interest due were $230,000 and $169 respectively. This credit line agreement is secured by the personal guaranty of Mr. Rick Bacchus. As further disclosed in these notes to financial statements (Note 11), Theo Muller is an officer and director of RTI, Inc. and Refrigerated Technology, Inc. which executed an acquisition agreement with the Company dated February 24, 1997.

                                                               QUALITY AIR, INC.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------


NOTE 7.  INSTALLMENT NOTES PAYABLE
         -------------------------

         $11,666 Note payable  Citizens  Bank dated August 9, 1996 payable in 48 monthly installments of $321 including interest.  Secured by title lien
         on vehicle.                                                                      $10,973

         $11,358 Note payable  Citizens  Bank dated August 2, 1996 payable in 48 monthly installments of $312 including interest.  Secured by title lien
         on vehicle.                                                                       10,682

         Note  payable  to  Government  Employees  Credit  Union.  This note was originally  provided by lender to Phillis  Bacchus (a related party) on
         October 26, 1992 under a vehicle  purchase  note. On September 1, 1996,
         Quality  Air,  Inc.  purchased  the vehicle  and assumed the  remaining principal  balance  of  $4,132.  This  amount is  payable in 14 monthly
         installments of $313 including interest.                                           2,999

         Note payable to Sunwest Bank-El Paso. This note was originally provided by lender to Rocky Bacchus (a related  party) on October 24, 1994 under a vehicle  purchase  note.  On  September  1, 1996  Quality  Air,  Inc.
         purchased  the vehicle and assumed the remaining  principal  balance of
         $9,133.  This  amount is  payable in 27  monthly  installments  of $370
         including interest.                                                                7,833
                                                                                          -------
         Total installment notes payable                                                   32,537

         Less current portion                                                              11,669
                                                                                          -------

         Non-current portion                                                              $20,868
                                                                                          =======

         Maturities on long-term debt are as follows:

                              YEAR ENDING
                           DECEMBER 31, 1996            $ 11,669
                           -----------------
                                    1997                   6,525
                                    1998                   9,507
                                    1999                   4,836
                                                        --------
                                                        $ 32,537
                                                        ========

                                                               QUALITY AIR, INC.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------


NOTE 8.  LEASES TO RELATED PARTIES
         -------------------------

         The Company leases its facilities under a three year operating lease expiring December 31, 1998. The Company pays a monthly minimum rent of $5,500 and a percentage rental of 3 percent of sales from Aireze coolers. For the year ended December 31, 1996, the Company paid $78,323 in percentage rental. The facilities are leased from Bacchus Industries, Inc., a corporation owned by individuals who are also officers and directors of the Company. As of December 31, 1996, the Company has paid all rent due under the agreement.

         Total future minimum rental commitment, due in future years:

                           1997                               $ 6,600
                           1998                                 6,600
                                                              -------

                                                              $12,600
                                                              =======

NOTE 9.  RELATED PARTY TRANSACTIONS
         --------------------------

         The following is a summary of balances with affiliates and related parties as of December 31, 1996:

         ASSETS

         Due from related parties:
                  Due from Bacchus Industries, Inc.          $  13,248
                  Ron Bacchus                                    5,000
                  Industries Q.A.I., S.A. DE C.V.              118,377
                                                             ---------
                                                             $ 136,625
                                                             =========

         Accounts receivable, related parties
                  Due from OMS, Inc.,                        $   3,716
                                                             =========


         LIABILITIES

         Accounts payable, related parties
                  Due to OMS, Inc.                           $   4,128
                                                             =========


NOTE 10. OTHER LIABILITIES
         -----------------

         The Company has received working capital advances from unrelated private lenders. These advances do not carry provisions for interest or specific repayment terms. The Company's management does not expect these amounts to be repaid during the next year. Original funds advanced were $120,050 with $110,046 unpaid as of December 31, 1996.

                                                               QUALITY AIR, INC.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 11. CONTINGENCIES
         -------------

         The Company is a defendant in a lawsuit filed by one of its former employees for work related injuries. The suit asks for unspecified damages. Outside counsel for the Company has advised that at this stage in the proceedings he cannot offer an opinion as to the probable outcome. This company believes the suit is without merit and is vigorously defending its position.

NOTE 12. COMMITMENTS
         -----------

         On February 24, 1997 the Company entered into an acquisition agreement with Refrigeration Technologies, Inc. and RTI, Inc. Under the terms of the agreement, the Company will transfer substantially all of its assets to Refrigeration Technologies, Inc. in exchange for shares of common stock of RTI, Inc. and the assumption by Refrigeration Technologies, Inc. of certain of the Company's liabilities.

NOTE 13. SUBSEQUENT EVENTS
         -----------------

         The Company is a defendant in a lawsuit filed by an individual claiming placement fees relating to the acquisition agreement with Refrigeration Technologies, Inc. and RTI, Inc. The suit asks for unspecified damages. Outside counsel for the Company has advised that at this stage in the proceedings he cannot offer an opinion as to the probable outcome. The Company believes the suit is without merit and is vigorously defending its position.